UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2023

Corebridge Financial, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston,	Texas		77019
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.
On June 16, 2023, Corebridge Financial, Inc. (“Corebridge” or the “Company”) was notified by one of its third-party vendors (“Vendor”) that data specific to Corebridge customers had been compromised in a security incident that the Vendor experienced targeting a zero-day vulnerability (the “Vendor Incident”) in the Vendor’s instance of the MOVEit Transfer Application (“MOVEit”). MOVEit is a managed file transfer software developed and maintained by Progress Software Corporation and used by thousands of organizations. The Company uses Vendor for certain regulatory compliance and operational support services.
As a result of this Vendor Incident, an unauthorized party obtained personal information in the Vendor’s possession about a significant number of the Company’s customers, including in some instances social security numbers and policy number. The Company will ensure that appropriate notifications are provided to impacted individuals and to regulatory agencies as required by federal and state law. Impacted individuals will be offered complimentary credit monitoring and identity restoration services, which will be described in the notifications.
Upon receiving notification of the Vendor Incident, the Company, together with the Vendor, promptly launched an investigation to determine the scope and nature of any Corebridge customer data that may have been impacted. While that investigation is still ongoing, there is no indication that the Vendor Incident has had any impact on any of the Company’s information systems, Corebridge’s own MOVEit environment was not affected, and there has been no material interruption to the Company’s business operations. While the Company is continuing to measure the impact of the Vendor Incident, including certain remediation expenses and other potential liabilities, the Company does not currently believe the Vendor Incident will have a material adverse effect on its business, operations, or financial results.
Additional information can be found at www.corebridgefinancial.com/vendor-incident.
Item 9.01Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corebridge Financial, Inc.

Date:	June 26, 2023	By:	/s/ Christine Nixon
			Name:	Christine Nixon
			Title:	Executive Vice President and General Counsel